UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2012

INGRAM MICRO INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-12203	62-1644402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place

Santa Ana, CA 92705

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 10, 2012, Ingram Micro Inc. (the “Company”) consummated the issuance and sale of $300 million aggregate principal amount of its 5.000% Senior Notes due 2022 (the “Notes”) pursuant to an underwriting agreement dated August 7, 2012 between the Company and Morgan Stanley & Co. LLC and RBS Securities Inc. as representatives of the several underwriters named therein. The offer and sale of the Notes was registered under an effective Registration Statement on Form S-3 (Registration No. 333-183108), filed with the SEC on August 7, 2012, and the Notes were issued pursuant to an indenture, dated August 10, 2012 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee, and an officer’s certificate, dated as of August 10, 2012 (the “Officer’s Certificate”), setting forth the terms of the Notes.

The material terms and conditions of the Notes are set forth in the Indenture, attached hereto as Exhibit 4.1 and incorporated herein by reference, and the Officer’s Certificate (which includes the form of the Notes), attached hereto as Exhibit 4.2 and incorporated herein by reference. The Notes rank equally with all of the Company’s other existing and future unsubordinated and unsecured obligations. Claims of holders of the Notes are effectively subordinated to the claims of holders of the debt of the Company’s subsidiaries and effectively subordinated to the claims of holders of the Company’s secured debt, to the extent of the collateral securing such claims. The descriptions of the Indenture, the Officer’s Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officer’s Certificate and the Notes, respectively.

Item 1.02	Termination of a Material Definitive Agreement

Termination of Commitment Letter for Bridge Financing

In connection with the consummation of the issuance and sale of the Notes, on August 10, 2012 the Company terminated the commitment letter with Morgan Stanley Senior Funding, Inc. (“MSSF”) and The Royal Bank of Scotland plc (“RBS”), pursuant to which MSSF and RBS each committed, severally and not jointly, to provide the Company up to $150 million, for a total of up to $300 million, under a 364-day senior unsecured bridge term loan facility described in the Company’s Current Report on Form 8-K filed with the SEC on July 2, 2012. MSSF and RBS are affiliates of certain of the underwriters in the offering of the Notes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 7, 2012, between Ingram Micro Inc. and Morgan Stanley & Co. LLC and RBS Securities Inc., as representatives of the several underwriters named in Schedule II thereto

4.1	Indenture, dated August 10, 2012 between Ingram Micro Inc. and Deutsche Bank Trust Company Americas

4.2	Officer’s Certificate, dated August 10, 2012, pursuant to Sections 2.02 and 11.04 of the Indenture

4.3	Form of Note (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

Dated: August 10, 2012	By:	/s/ Larry C. Boyd
Name: Larry C. Boyd Title: Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 7, 2012, between Ingram Micro Inc. and Morgan Stanley & Co. LLC and RBS Securities Inc., as representatives of the several underwriters named in Schedule II thereto

4.1	Indenture, dated August 10, 2012 between Ingram Micro Inc. and Deutsche Bank Trust Company Americas

4.2	Officer’s Certificate, dated August 10, 2012, pursuant to Sections 2.02 and 11.04 of the Indenture

4.3	Form of Note (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

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